Off balance sheet commitments	12 Months Ended
Dec. 31, 2020
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Off balance sheet commitments	Off balance sheet commitments
The off balance sheet commitments presented below are shown at their nominal value.
D.21.1. Off balance sheet commitments relating to operating activities
Off balance sheet commitments relating to Sanofi’s operating activities comprise the following:

December 31, 2020		Payments due by period
(€ million)	Total	Less than 1 year	1 to 3 years	3 to 5 years	More than 5 years
Leases with a term of less than 12 months, low value asset leases and lease contracts committed but not yet commenced(a)(b)	950	39	118	118	675
Irrevocable purchase commitments(c)
•given(d)	7,153	4,072	1,482	572	1,027
•received	(608)	(236)	(168)	(51)	(153)
Research and development license agreements - commitments given
•commitments related to R&D and other commitments(e)	500	261	217	10	12
•probable milestone payments(f)	2,456	163	714	972	607
Total - net commitments given(g)	10,451	4,299	2,363	1,621	2,168
(a) Includes future variable lease payments not recognized in Lease liabilities as of December 31, 2020. The principal commitment on this line is a new lease in the United States that will commence in 2021. As of December 31, 2019, the amount of such commitments was €1,067 million.
(b) Lease commitments given to joint ventures were immaterial as of December 31, 2020.
(c) These comprise irrevocable commitments to suppliers of (i) property, plant and equipment, net of down-payments (see Note D.3.) and (ii) goods and services. As of December 31, 2019, irrevocable commitments amounted to €6,726 million given and €(648) million received.
(d) Irrevocable purchase commitments given as of December 31, 2020 include €989 million of commitments to joint ventures.
(e) Commitments related to R&D, and other commitments, amounted to €784 million as of December 31, 2019.
(f) This line includes only contingent milestone payments on development projects in progress. The reduction relative to December 31, 2019 (when probable milestone payments amounted to €3,040 million) is mainly due to (i) the discontinuation of the collaboration with Hanmi and (ii) the ending of a pre-existing agreement with Principia Biopharma Inc. following the acquisition of that company by Sanofi in September 2020.
(g) This line excludes:
    (i) commitments given relating to projects in the research phase (€6.7 billion in 2020, €6.7 billion in 2019) and payments contingent upon the attainment of sales targets once a product is commercialized (€8.1 billion in 2020, €10.6 billion in 2019);
    (ii) commitments received in respect of the additional share of quarterly profits to which Sanofi is entitled under the collaboration agreements with Regeneron on monoclonal antibodies (capped at 10% of Regeneron’s share of quarterly profits), until Regeneron has paid 50% of the cumulative development costs incurred by the parties in the collaboration (see Note C.1.). Such commitments received were €2.6 billion in 2020 (€2.7 billion in 2019), relative to cumulative development costs of €6.6 billion as of December 31, 2020 (€3.3 billion 100% financed by Sanofi, €3.3 billion financed 80% Sanofi, 20% Regeneron); and
    (iii) commitments received under other agreements amounting to €3.3 billion in 2020 (€3.2 billion in 2019), including discovery, development and commercialization agreements arising from (i) the acquisition of Ablynx on May 14, 2018 (see Note D.1.), amounting to €1.1 billion as of December 31, 2020 (€1.1 billion in 2019) and (ii) the sale to Celgene of Sanofi's equity interest in Impact Biomedicines in January 2018, amounting to €0.5 billion as of December 31, 2020 (€0.5 billion in 2019).

Research and development license agreements
In pursuance of its strategy, Sanofi may acquire technologies and rights to products. Such acquisitions may be made in various contractual forms: acquisitions of shares, loans, license agreements, joint development, and co-marketing. These arrangements generally involve upfront payments on signature of the agreement, development milestone payments, and royalties. Some of these complex agreements include undertakings to fund research programs in future years and payments contingent upon achieving specified development milestones, the granting of approvals or licenses, or the attainment of sales targets once a product is commercialized.
The “Research and development license agreements” line comprises future service commitments to fund research and development or technology, and probable contingent milestone payments regarded as reasonably achievable (i.e. all potential milestone payments relating to projects in the development phase, for which the future financial consequences are known or probable and for which there is a sufficiently reliable estimate).
The major agreements entered into by Sanofi in 2020 are described below:
•On June 23, 2020, it was announced that the collaboration and license agreement between Sanofi Pasteur and Translate Bio on the development of mRNA vaccines for infectious diseases would be extended to include development of a novel mRNA vaccine against the virus responsible for COVID-19. Under the terms of the extended agreement, finalized July 20, 2020, Sanofi made an upfront payment of $425 million to Translate Bio ($300 million in cash plus a private equity injection of $125 million) to acquire (i) exclusive worldwide rights to develop, manufacture and commercialize infectious disease vaccines using Translate Bio technology and (ii) an equity interest in the form of 4.9 million shares of Translate Bio common stock, valued at $95 million at the quoted market price as of that date. In addition, Translate Bio will be eligible for potential future milestone and other payments of up to $1.9 billion, including $450 million for milestones already specified in the 2018 agreement between the two companies.
•In July 2020, Sanofi entered into a license agreement with Kiadis, a biopharmaceutical company developing "off-the-shelf" natural killer (NK) cell therapies for patients with life-threatening diseases. On November 2, 2020, Sanofi and Kiadis entered into a definitive agreement whereby Sanofi was to make a public offer to acquire the entire share capital of Kiadis (see Note D.21.3.).
•On August 10, 2020, Sanofi signed an agreement with Kymera to develop and commercialize protein degrader therapies targeting IRAK4 in patients with immune-inflammatory diseases. Under the terms of the agreement, Sanofi has made an upfront payment of $150 million to Kymera, and could pay up to $2.2 billion subject to attainment of specified milestones.
Other major agreements entered into by Sanofi in prior years are described below:
•Roche (2019): to obtain exclusive over-the-counter (OTC) US rights to Tamiflu® for the prevention and treatment of influenza. Under the terms of the agreement, Sanofi is responsible for leading FDA negotiations for the OTC switch; for subsequent exclusive marketing and distribution of Tamiflu® in the US consumer health care market; and for associated scientific engagement. Tamiflu® was previously currently sold in the US for prescription use by Genentech, a member of the Roche Group.
•Regeneron (2018): (i) amendments to the 2015 Discovery and Preclinical Development Agreement and the License and Collaboration Agreement on human therapeutic antibodies; (ii) amendments to the 2015 Immuno-Oncology License and Collaboration Agreement on the development of cemiplimab (REGN2810); (iii) limited waiver and amendment of the Amended and Restated Investor Agreement pursuant to a letter agreement (the “2018 Letter Agreement”); and (iv) the 2020 Cross License and Commercialization Agreement for Praluent® (see Note C.1.).
•AnaBios Corporation (2018): partnership agreement to develop and commercialize new treatments for irregular heartbeat, primarily atrial fibrillation.
•SK Chemicals (2018): partnership agreement between Sanofi Pasteur and SK Chemicals under which Sanofi acquired exclusive development and commercialization rights in the United States and Europe for vaccines derived from the cell-based technology developed by SK Chemicals.
•Revolution Medicines (2018): partnership agreement in oncology to jointly develop the principal candidate derived from Revolution Medicines biological research: RMC 4630, an inhibitor of SHP2, a cellular enzyme in the protein tyrosine phosphatase family that plays an important role in multiple forms of cancer.
•Translate Bio (2018): partnership agreement between Sanofi Pasteur and Translate Bio to develop messenger RNA (mRNA) vaccines derived from Translate Bio technology for five infectious disease pathogens, with an option to extend to additional pathogens. If that option is exercised, the total value of the transaction would rise to $805 million.
•Sangamo Therapeutics, Inc. (2018): agreement to research, develop, and commercialize therapeutics for hemoglobinopathies, in particular beta thalassemia and sickle cell disease, based on Sangamo’s gene therapy platform; this agreement was assumed by Sanofi on the acquisition of Bioverativ on March 8, 2018 (see Note D.2.).
•Denali Therapeutics Inc. (2018): collaboration agreement on the development of multiple molecules with the potential to treat a range of neurological and systemic inflammatory diseases. The two lead molecules are DNL747 in multiple sclerosis and amyotrophic lateral sclerosis, and DNL758 in systemic inflammatory diseases such as rheumatoid arthritis and psoriasis.
•Immunext (2017): agreement to develop a novel antibody to treat auto-immune diseases such as multiple sclerosis and lupus. Under the agreement, Sanofi acquired an exclusive worldwide license to INX-021, a monoclonal CD40L antibody currently in preclinical development. A second parallel agreement was signed to support clinical trials.
•MedImmune (a division of AstraZeneca) (2017): agreement to develop and commercialize a monoclonal antibody (MEDI8897) for the prevention of Respiratory Syncytial Virus (RSV) associated illness in newborns and infants.
•ImmunoGen (2017): amendment to the license and collaboration agreement signed in 2003. ImmunoGen granted Sanofi a fully paid and exclusive license to develop, manufacture and commercialize the full series of compounds developed by Sanofi using ImmunoGen technology.
•DiCE Molecules (2016): five-year global collaboration to discover potential new therapeutics for up to 12 targets that encompass all disease areas of strategic interest to Sanofi.
•Innate Pharma (2016): collaboration and licensing agreement to apply Innate Pharma’s new proprietary technology to the development of innovative bispecific antibody formats engaging natural killer (NK) cells to kill tumor cells through the activating receptor NKp46.
•BioNTech A.G. (2015): exclusive collaboration and license agreement to discover and develop up to five cancer immunotherapies.
•Evotec AG and Apeiron Biologics AG (2015): collaboration and license agreement to discover and develop first-in-class small molecule-based immuno-oncology therapies to treat solid and hematological cancers.
•Lead Pharma (2015): research collaboration and license agreement for the discovery, development and commercialization of small-molecule therapies directed against “ROR gamma t” nuclear hormone receptors to treat auto-immune diseases.
•Eli Lilly and Company (2014): agreement to pursue regulatory approval for non-prescription Cialis® (tadalafil).
•Regulus Therapeutics Inc. (2010): discovery, development and commercialization of novel micro-RNA therapeutics in fibrosis.
Sanofi and its alliance partners have decided to terminate the following agreements (the related commitments are no longer included in Sanofi’s off balance sheet disclosures as of December 31, 2020):
•On July 23, 2020 Sanofi and Ascendis terminated their licensing and patent transfer agreement on Transcon Linker and Hydrogel Carrier technology.
•On October 1, 2020, Sanofi and Evotec International GmbH terminated their research collaboration, aimed at developing beta cell-modulating diabetes treatments.
Finally, Sanofi completed the acquisition of Principia Biopharma Inc. on September 28, 2020, thereby ending the license agreement signed in 2017 to develop Principia's Bruton’s tyrosine kinase (BTK) inhibitor (PRN2246) in the treatment of multiple sclerosis and (potentially) other disorders of the central nervous system.
Other agreements
Sanofi entered into an agreement with Royalty Pharma in December 2014 relating to development programs under which Royalty Pharma bears a portion of the remaining development costs of the project on a quarterly basis in return for royalties on future sales. This transaction is a co-investment, whereby the partner acquires an interest in the jointly-developed product by providing funding towards the development program. Consequently, the amounts received by Sanofi are recorded as a reduction in development costs, to the extent that the development costs incurred by Sanofi are recognized in profit or loss in accordance with the policies described in Note B.4.1. The products in development under the December 2014 agreement with Royalty Pharma have been launched in the United States and Europe, marking the end of the joint development programs.
On February 27, 2017, Sanofi and Lonza announced a strategic partnership in the form of a joint venture to build and operate a large-scale mammalian cell culture facility for monoclonal antibody production in Visp, Switzerland. An initial investment of approximately €0.3 billion to finance construction of the facility, split 50/50 between the two partners, has now been made in full. In addition, Sanofi could pay Lonza in the region of €0.6 billion over the next fifteen years partly as its share of operating expenses and the cost of producing future batches, and partly to reserve capacity in the new facility.
In February 2014, pursuant to the “Pandemic Influenza Preparedness Framework for the sharing of influenza viruses and access to vaccines and other benefits” (still effective as of December 31, 2020), Sanofi Pasteur and the World Health Organization (WHO) signed a bilateral “Standard Material Transfer Agreement” (SMTA 2). This agreement stipulates that Sanofi Pasteur will, during declared pandemic periods, (i) donate 7.5% of its real-time production of pandemic vaccines against any strain with potential to cause a pandemic, and (ii) reserve a further 7.5% of such production on affordable terms. The agreement cancels and replaces all preceding commitments to donate pandemic vaccines to the WHO.

D.21.2. Off balance sheet commitments relating to financing activities
Credit facilities
Undrawn credit facilities are as follows:

December 31, 2020	Total	Expiry
(€ million)		Less than 1 year	1 to 3 years	3 to 5 years	More than 5 years
General-purpose credit facilities	8,000	4,000	—	4,000	—
As of December 31, 2020, total credit facilities amounted to €8,000 million (versus €8,000 million as of December 31, 2019 and €8,000 million as of December 31, 2018).
Guarantees
The table below shows the amount of guarantees given and received:

(€ million)	2020	2019	2018
Guarantees given:	3,291	3,103	3,010
•Guarantees provided to banks in connection with credit facilities	695	1,263	1,307
•Other guarantees given	2,596	1,840	1,703
Guarantees received	(964)	(703)	(190)
D.21.3. Off balance sheet commitments relating to Sanofi entities and business combinations
On November 2, 2020, Sanofi and Kiadis entered into a definitive agreement for Sanofi to make a public offer to acquire the entire share capital of Kiadis for €5.45 per share, representing an aggregate equity value of approximately €308 million (adjusted for the value of share warrants that may be exercised in shares or settled in cash).
On January 11, 2021, Sanofi and Kymab entered into an agreement under which Sanofi will acquire Kymab for an upfront payment of approximately $1.1 billion, plus up to $350 million on attainment of specified milestones (see Note G.).
Off balance sheet funding commitments to associates and joint ventures are disclosed in Note D.6.
The maximum amount of contingent consideration relating to business combinations is disclosed in Note D.18.